April 23, 2026 First Quarter 2026 Earnings Conference Call EXHIBIT 99.2

Page 2 © 2026 Helix ESG This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; future economic or political conditions; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures, divestitures or other transactions; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; complexities of global political and economic developments; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. Forward-Looking Statements

3 Page 3 © 2026 Helix ESG • Executive Summary (pg. 4) • Operational Highlights (pg. 7) • Key Financial Metrics and Outlook (pg. 12) • Non-GAAP Reconciliations (pg. 18) • Questions and Answers Agenda

Executive Summary

5 Page 5 © 2026 Helix ESG Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 3/31/26 3/31/25 12/31/25 Revenues 288 $ 278 $ 334 $ Gross profit 9 $ 28 $ 51 $ 3% 10% 15% Net (loss) income1 $ 3 (13) $ 8 $ Basic (loss) earnings per share (0.09) $ 0.02 $ 0.06 $ Diluted (loss) earnings per share $ 0.02 (0.09) $ 0.06 $ Adjusted EBITDA2 Business segments 44 $ 61 $ 87 $ Corporate, eliminations and other (12) (9) (13) Adjusted EBITDA2 $ 52 32 $ 74 $ Cash and cash equivalents 501 $ 370 $ 445 $ Net Debt2 $ (59) (198) $ (137) $ Cash flows from operating activities 62 $ 16 $ 113 $ Free Cash Flow2 $ 12 59 $ 107 $ 1 Net income during the fourth quarter 2025 included a non-cash impairment loss of $18 million related to our Thunder Hawk oil and gas properties 2 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below Amounts may not add due to rounding

Page 6 © 2026 Helix ESG Financial Results • Net loss of $13 million, $(0.09) per diluted share • Adjusted EBITDA1 of $32 million • Operating cash flows of $62 million • Free Cash Flow1 of $59 million Financial Condition • Cash and cash equivalents of $501 million • Liquidity2 of $612 million • Long-term debt3 of $304 million • Negative Net Debt1 of $198 million Operations • Return to operations and good utilization on the Seawell in the North Sea • Successful workover and recommencement of production of our Thunder Hawk field First Quarter 2026 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Revenue percentages net of intercompany eliminations Production Maximization 28% Decommissioning 56% Renewables 13% Other 3% Revenue By Market Strategy2 Quarter Ended March 31, 2026 Adjusted Amounts may not add due to rounding

Operational Highlights

Segment Results

($ in millions, unaudited)	Three Months Ended		
	3/31/26	3/31/25	12/31/25
Revenues			
Well Intervention	$ 209	$ 198	$ 181
Robotics	62	51	87
Shallow Water Abandonment	21	17	58
Production Facilities	19	20	17
Intercompany eliminations	(24)	(8)	(9)
Total	$ 288	$ 278	$ 334
Gross profit (loss) %			
Well Intervention	$ 15 *7%*	$ 24 *12%*	$ 16 *9%*
Robotics	11 *17%*	8 *16%*	22 *25%*
Shallow Water Abandonment	(9) *(42%)*	(12) *(69%)*	10 *18%*
Production Facilities	(7) *(40%)*	7 *38%*	3 *18%*
Eliminations and other	(1)	(1)	(1)
Total	$ 9 *3%*	$ 28 *10%*	$ 51 *15%*
Utilization			
Well Intervention vessels	82%	67%	72%
Robotics vessels	79%	67%	91%
Robotics assets (ROVs and trenchers)	56%	51%	58%
Shallow Water Abandonment vessels	35%	30%	54%
Shallow Water Abandonment systems	16%	11%	26%

First Quarter Utilization

Well Intervention

- Fleet utilization 82%
  - 91% in the Gulf of America
  - 47% in the North Sea
  - 100% in Brazil (including the *Sea Helix 1*, *Siem Helix 2* and *Q7000*)
  - 15K IRS idle; 10K IRSs idle; ROAM idle

Production Facilities

- *Helix Producer I* operated at full rates
- Droshky field produced throughout Q1; Thunder Hawk field shut in prior to workover completed end Q1

Robotics

- 381 vessel days (79% utilization)
- 122 integrated vessel trenching days
- 2,079 work class ROV days
- 56% overall ROV and trencher utilization

Shallow Water Abandonment

- 41% liftboat, offshore supply vessel (OSV) and crewboat combined utilization
- 15% diving support vessel (DSV) utilization
- *Epic Hedron* heavy lift barge idle
- 369 days, or 16%, combined utilization on plug and abandonment (P&A) and coiled tubing (CT) systems

Amounts may not add due to rounding

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Well Intervention

- ***Q5000*** (Gulf of America) – 82% utilized in Q1; completed a single-well production enhancement project for BP, followed by a workover of a Thunder Hawk well on behalf of our Production Facilities segment; vessel then underwent annual regulatory inspection, completed a single well production enhancement scope for Talos, and commenced multi-well campaign for Shell
- ***Q4000*** (Gulf of America) – 100% utilized in Q1; completed construction campaign and decommissioning scopes for Murphy and commenced multi-well decommissioning and production enhancement for Oxy
- ***Well Enhancer*** (North Sea) – 34% utilized in Q1; returned to work in March and performed decommissioning operations
- ***Seawell*** (North Sea) – 60% utilized in Q1; returned to work in February following 2025 warm stacking and performed decommissioning operations
- ***Q7000*** (Brazil) – 100% utilized in Q1; performed decommissioning operations on 20 wells for Shell Brazil, including open water tubing recovery scopes on 11 wells and final abandonment of 9 wells, and one tree recovery
- ***Sea Helix 1*** (Brazil) – 100% utilized in Q1; completed decommissioning scopes on three wells and a production enhancement scope on one well for Petrobras
- ***Siem Helix 2*** (Brazil) – 99% utilized in Q1; completed decommissioning scopes on three wells for Petrobras
- **15K IRS** – idle during Q1
- **10K IRSs** – idle during Q1
- **ROAM** – idle during Q1



Gulf of America¹ (Q4000 and Q5000)
98% 82% 100% 96% 98% 59% 67% 85% 91%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26



North Sea² (Seawell and Well Enhancer)
68% 100% 96% 38% 17% 50% 50% 35% 47%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26



Q7000³
100% 100% 100% 99% 48% 89% 100% 100% 100%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26



Brazil (Sea Helix 1 and Siem Helix 2)
100% 99% 93% 94% 96% 97% 99% 80% 100%
Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26

[1] Gulf of America utilization includes *Q4000* utilization offshore Nigeria between Q4 2024 and Q2 2025 on a six-month contract
[2] North Sea utilization includes *Seawell* utilization in the western Mediterranean during Q1 and Q2 2024
[3] *Q7000* utilization includes utilization in Australia in 2024 and Brazil in 2025 and 2026

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Robotics

- ***Grand Canyon II*** (Asia Pacific) – 81 days (90%) utilized in Q1; performed oil and gas ROV support projects offshore Malaysia and Indonesia; ended Q1 commencing transit to North Sea for long-term trenching contract
- ***Grand Canyon III*** (North Sea) – 61 days (79%) utilized in Q1; performed renewables trenching and other ROV support and site clearance work for one customer; spent most of February in scheduled regulatory drydock
- ***Shelia Bordelon*** (Gulf of America/ US East Coast) – 67 days (75%) utilized in Q1; performed oil and gas ROV support work for two customers in Gulf of America and renewables work for another customer on US East Coast
- ***North Sea Enabler*** (North Sea) – 90 days (100%) utilized in Q1; performed renewables trenching for two customers
- ***Patriot*** (North Sea/Baltic Sea) – 20 days (26%) utilized in Q1; delivered into fleet mid-January and commenced its first project in March in the Baltic Sea performing both UXO ID and boulder relocation scopes
- ***Trym*** (North Sea) – 61 days (100%) utilized in Q1; performed renewables UXO ID operations for one customer; off hire for approximately 29 days for repairs
- **Trenching** – 122 integrated vessel trenching days on renewables and oil and gas trenching projects on *Grand Canyon III* and *North Sea Enabler*, 90 days stand-alone trenching with the T1400-2 on third-party vessel; T1400-1 idle
- **Site Clearance** – 110 days utilization on three IROV boulder grabs on the *Trym, Patriot* and *Grand Canyon III*



Vessel Operations
333
528
532
508
244
537
536
491
381
248
296
283
239
109
380
326
357
259
85
232
249
269
135
157
210
134
122
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Integrated Vessel Trenching Days¹
Integrated Vessel ROV Days²



ROV Utilization
58%
76%
77%
64%
51%
62%
63%
58%
56%
2,425
3,242
3,336
2,754
2,175
2,691
2,800
2,569
2,434
49
92
26
90
91
165
137
90
2,425
3,193
3,244
2,728
2,085
2,600
2,635
2,432
2,344
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
ROV and IROV Days
Standalone trenching
Total ROV Utilization (%)

[1] Integrated vessel trenching days represents trenching activities utilizing Helix trenchers on Helix-chartered vessels and excludes stand-alone trenching operations on third-party vessels
[2] Integrated vessel ROV days represents work-class ROV and IROV site clearance activities on Helix-chartered vessels

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Page 11 © 2026 Helix ESG Lower expected seasonal utilization on Gulf of America shelf operations; several vessels remain temporarily stacked as a cost reduction measure based on current market conditions; stacked vessels are included in utilization metrics above Shallow Water Abandonment Offshore • Liftboats – nine liftboats with 47% combined utilization; two liftboats stacked • OSVs – six OSVs and one crew boat with 34% combined utilization; three OSVs stacked Energy Services • P&A Systems – 334 days utilization, or 19%, on 20 P&A systems • CT Systems – 35 days utilization, or 6%, on six CT systems Diving & Heavy Lift • Epic Hedron – idle during Q1 • DSVs – three DSVs with combined utilization of 15%

Key Financial Metrics and Outlook

Debt Instrument Profile

Minimal maturities until 2029; Significant net cash position and strong liquidity at 3/31/26



Principal Payment Schedule at 3/31/26
($ in millions)
$5
$5
$300
2026
2027
2028
2029
MARAD
2029 Senior Notes



Debt and Liquidity Profile at 3/31/26
($ in millions)
$431
$430
$554
$612
$332
$368
$445
$501
$53
$137
$198
$(30)
($362)
($315)
($308)
($304)
12/31/23
12/31/24
12/31/25
3/31/26
Cash
Long-term debt 1
Liquidity 2
Net Debt 3

Total funded debt† of $310 million at 3/31/26

- $300 million Senior Notes due 2029 – 9.75%
- $10 million MARAD Debt – 4.93%
  - Semi-annual amortization payments through maturity in Q1 2027

† Funded debt represents the principal amount of our long-term debt before subtracting $6 million of remaining unamortized debt discount and issuance costs

[1] Long-term debt net of debt issuance costs
[2] Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix's ABL facility but excludes cash pledged to the ABL facility
[3] Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below

Amounts may not add due to rounding

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2026 Forecast

Key Financial Metrics

($ in millions)	2026 Outlook	2025 Actual
Revenues	$ 1,200 - 1,400	$ 1,291
Adjusted EBITDA[1]	230 - 290	272
Capital Additions[2]	70 - 80	70
Free Cash Flow[1]	100 - 160	120
Revenue Split:		
Well Intervention	$ 695 - 830	$ 729
Robotics	305 - 335	323
Shallow Water Abandonment	160 - 190	200
Production Facilities	90 - 95	73
Eliminations	(50)	(34)
Total Revenue	**$ 1,200 - 1,400**	**$ 1,291**

Amounts may not add due to rounding

Key Forecast Drivers

Our 2026 outlook will be affected by, among other things, the utilization and rates in our spot and call-off operations and the extent of winter seasonal activity and the following expected key drivers:

Well Intervention

- *Q4000* – second half 2026 utilization
- *Q7000* – second half 2026 utilization
- Brazil – overall operating efficiency and *Sea Helix 1* docking
- North Sea – second half 2026 spot market utilization

Robotics

- Seasonal vessel utilization in the North Sea and Asia Pacific

Shallow Water Abandonment

- Strength of contracting for oil and gas properties in bankruptcies reverting to former owners
- Seasonal utilization and level of competition on the Gulf of America shelf

Free Cash Flow

- Forecasted variability due to the seasonality of our operations and the timing of collections on our receivables

[1] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

[2] Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

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Page 15 © 2026 Helix ESG • Seasonal activities typically generate stronger performance during Q2 and Q3 and a decline in activity during Q1 and Q4: • Seasonal peaks generally in Q3 and troughs in Q1 • Business units most impacted by seasonality include: • Well Intervention and Robotics in the North Sea • Shallow Water Abandonment • Quarterly activity also influenced by the timing of regulatory dockings and long-term transits and mobilizations Historical Quarterly Revenue & Earnings ($ in millions) 1 Adjusted EBITDA is a non-GAAP financial measure; see non-GAAP reconciliations below $296 $365 $342 $355 $278 $302 $377 $334 $288 $(26) $32 $30 $20 $3 $(3) $22 $8 $(13) $47 $97 $88 $72 $52 $42 $104 $74 $32 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Revenue Net Income Adjusted EBITDA¹

Page 16 © 2026 Helix ESG Well Intervention • Q5000 (Gulf of America) – completed workover of Helix’s Thunder Hawk field in March; expected to have good utilization with contracted work and identified opportunities for remainder of 2026 • Q4000 (Gulf of America) – contracted into Q2; identified opportunities for the remainder of 2026 with schedule gaps expected between contracts • Well Enhancer (North Sea) – contracted decommissioning and production enhancement through Q3 followed by expected North Sea seasonal slowdown in Q4 • Seawell (North Sea) – contracted work well into Q4 followed by expected seasonal slowdown for remainder of year • Q7000 (Brazil) – contracted with Shell Brazil through end of April; identified opportunities in Brazil and West Africa • Sea Helix 1 (Brazil) – Contracted with Petrobras into Q4 2028 • Siem Helix 2 (Brazil) – Contracted with Petrobras into Q1 2028 • IRS rental units (Global) – 15K IRS and 10K IRS rentals available and being marketed globally with identified opportunities in the Gulf of America Shallow Water Abandonment Expect seasonal activity, with higher utilization during Q2 and Q3 and lower utilization in Q1 and Q4 • Liftboats – expect seasonal utilization on up to seven liftboats during 2026 • OSVs – expect seasonal utilization on up to five OSVs during 2026 • P&A Systems – expect seasonal utilization on up to eight P&A systems during 2026 • CT Systems – expect seasonal utilization on up to two CT systems during 2026 • DSVs – expect seasonal utilization on all three diving vessels during 2026 • Epic Hedron – vessel available in Q2 and expected good seasonal utilization during 2026 Robotics • Grand Canyon II (Asia Pacific/North Sea) – transiting to North Sea for long-term trenching contract expected to commence in 2027 • Grand Canyon III (North Sea) – expected to be nearly fully utilized in 2026 on trenching projects • Shelia Bordelon (U.S.) – performing renewables operations on US East Coast expected through April 2026 with identified subsequent opportunities on US East Coast and in the Gulf of America; vessel charter expires end of Q2 2026 if not extended • North Sea Enabler (North Sea) – under flexible charter during first half 2026 with two-year charter extension commencing July; expected to be nearly fully utilized in 2026 on trenching projects for both renewables and oil and gas customers • Trym (North Sea) – expected to perform UXO identification and other renewables site preparation and site clearance work with high utilization expected in 2026 • Patriot (North Sea/Baltic Sea) – expected to continue its Baltic Sea UXO ID and Boulder removal project into Q4 2026 • Trenchers (Global) – six trenchers with good utilization expected on four integrated vessel trencher spreads in the North Sea and one trencher working on third-party vessel in the Mediterranean • ROVs (Global) – expect stronger ROV utilization in 2026 over 2025 Production Facilities • Helix Producer I – under contract throughout 2026 • Thunder Hawk – wells recommenced production in April with production expected through remainder of 2026 • Droshky – ongoing production expected to decline throughout 2026 2026 Segments Outlook

Page 17 © 2026 Helix ESG 2026 Capital additions1 are forecasted at approximately $70 – $80 million: • Capital additions during Q1 included approximately $10 million for regulatory certifications costs for our vessels and systems, which are reported in operating cash flows, and approximately $2 million for capital expenditures • Capital additions during the remainder of 2026 are expected to be: • Approximately $30 – $35 million for regulatory certification costs for our vessels and systems, reported in operating cash flows • Approximately $28 – $33 million for capital expenditures, reported in investing cash flows Free Cash Flow2 • Free Cash Flow outlook includes approximately $70 – $80 million of capital spending, $30 million of gross cash interest expense, and cash income taxes expected between $20 – $30 million • Working capital expected to be impacted by seasonality and timing of collections from customers Balance Sheet • No significant debt maturities until 2029 Capital Additions, Cash Flow and Balance Sheet 1 Capital additions represents accrued capital additions; total cash capital spending was approximately $9 million for regulatory certifications cost and $3 million for capital expenditures during Q1 2 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliations below

Non-GAAP Reconciliations

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 3/31/24	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	12/31/25	3/31/26	Year Ended 12/31/25
Reconciliation from Net Income (Loss) to Adjusted EBITDA:										
Net income (loss)	$ (26,287)	$ 32,289	$ 29,514	$ 20,121	$ 3,072	$ (2,598)	$ 22,083	$ 8,270	$ (13,406)	$30,827
Adjustments:										
Income tax provision (benefit)	(1,698)	14,725	9,520	3,880	453	(5,997)	19,169	(1,972)	(3,152)	11,653
Net interest expense	5,477	5,891	5,689	5,572	5,706	5,875	5,616	5,580	5,229	22,777
Depreciation and amortization	46,353	43,471	42,904	40,564	42,482	45,389	55,661	43,850	43,864	187,382
Other (income) expense, net	2,216	382	49	1,275	357	(437)	983	487	(298)	1,390
(Gain) loss on disposition of assets	150	-	(100)	429	-	-	-	-	-	-
Long-lived asset impairment	-	-	-	-	-	-	-	18,064	-	18,064
Losses related to convertible senior notes	20,922	-	-	-	-	-	-	-	-	-
General provision for (release of) current expected credit losses	(143)	137	45	(200)	(85)	198	159	(408)	25	(136)
Adjusted EBITDA	$ 46,990	$ 96,895	$ 87,621	$ 71,641	$ 51,985	$ 42,430	$ 103,671	$ 73,871	$ 32,262	$ 271,957
Free Cash Flow:										
Cash flows from operating activities	$ 64,484	$ (12,164)	$ 55,731	$ 77,977	$ 16,442	$ (17,133)	$ 24,277	$ 113,163	$ 61,786	$ 136,749
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(3,242)	(3,989)	(3,086)	(12,523)	(4,488)	(4,470)	(1,688)	(5,696)	(2,811)	(16,342)
Free Cash Flow	$ 61,242	$ (16,153)	$ 52,645	$ 65,454	$ 11,954	$ (21,603)	$ 22,589	$ 107,467	$ 58,975	$ 120,407
Net Debt:										
Long-term debt including current maturities of long-term debt	$ 318,164	$ 318,629	$ 314,673	$ 315,157	$ 311,109	$ 311,612	$ 307,472	$ 307,995	$ 303,761	$ 307,995
Less: Cash and cash equivalents and restricted cash	(323,849)	(275,066)	(324,120)	(368,030)	(369,987)	(319,743)	(338,033)	(445,196)	(501,272)	(445,196)
Net Debt	$ (5,685)	$ 43,563	$ (9,447)	$ (52,873)	$ (58,878)	$ (8,131)	$ (30,561)	$ (137,201)	$ (197,511)	$ (137,201)

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Page 20 © 2026 Helix ESG Non-GAAP Financial Measures We define Adjusted EBITDA as earnings before income taxes, net interest expense, depreciation and amortization expense, net other income or expense, gains or losses on disposition of assets, long-lived asset impairment losses, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision for (release of) current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant. Non-GAAP Reconciliations

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